                                                                   EXHIBIT 10.27

                               AMENDMENT NO. 2 TO
               ALLEGIANCE TELECOM, INC. RESTRICTED STOCK AGREEMENT

     This Amendment No. 2 (this "AMENDMENT") to the Allegiance Telecom, Inc. Restricted Stock Agreement dated June 7, 2002 (as amended on September 12, 2002, the "ORIGINAL AGREEMENT") is being signed as of February 28, 2003, by and between Allegiance Telecom, Inc., a Delaware corporation and the person signing below. This Amendment amends certain provisions of the Original Agreement. Capitalized terms used but not defined in this Amendment have the meanings given to such terms in the Original Agreement.

     NOW, THEREFORE, in consideration of the mutual promises made herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1. You agree that the vesting date of March 3, 2003 as set forth in Paragraph 2(a) of the Original Agreement shall be amended to be the date that is the second business day following the Company's public release of earnings for fiscal year 2002. For example, if the Company publicly releases its 2002 year-end earnings on March 4, 2003, then your vesting date would be March 6, 2003.

2. Other than as set forth above, this Amendment does not amend, modify or supplement any other terms of the Original Agreement. This Amendment and the Original Agreement embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

3. This Amendment may be executed in separate counterparts, none of which need contain the signature of more than one party hereto but each of which will be deemed to be an original and all of which taken together will constitute one and the same agreement.

     Signed and effective as of the 28th day of February 2003.

                                       Signed:
                                               --------------------------
                                       Printed Name:
                                                     --------------------

                                       ALLEGIANCE TELECOM, INC,


                                       By:
                                           ------------------------------

                                       Name: Royce J. Holland
                                       Its: Chairman and Chief Executive Officer

                                        2